RETENTION BONUS AGREEMENT

THIS RETENTION BONUS AGREEMENT (this “Agreement”) is made effective as of JANUARY 4,
2021 (the “Grant Date”), by and between Customers Bank, a Pennsylvania state-chartered bank (“Customers”), and
_______________(the “Holder”):

WHEREAS, Customers, Megalith Financial Acquisition Corp. (“MFAC”), MFAC Merger Sub Inc. (“Merger
Sub”), and BankMobile Technologies, Inc. (“BankMobile”) are parties to an Agreement and Plan of Merger dated as of August 6, 2020, and amended as of November 2, 2020 (as amended, the “Merger Agreement”) pursuant to which
BankMobile will merge with and into Merger Sub, the corporate existence of BankMobile shall cease, and Merger
Sub will be the surviving entity (the “Surviving Company”) (the “Transaction”);

WHEREAS, following consummation of the Transaction, MFAC intends to change its name to BM
Technologies, Inc. (hereinafter referred to as MFAC, “BM” or “Issuer”) and shall be the parent and sole stockholder of Surviving Company;

WHEREAS, Customers’ Board of Directors (the “Board”) has determined to enter into this Agreement to assign to Holder, as an in-kind retention bonus award to Holder who will, post-Transaction, remain employed by
Customers or a subsidiary thereof, certain shares of Common Stock of Issuer received by Customers as consideration in the Transaction, subject to certain restrictions thereon (the “Restricted Stock”) to the Holder in consideration of services previously rendered to Customers and to be rendered post-Transaction to Customers;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. RETENTION BONUS AWARD

Section 1.1 Retention Bonus Award. In consideration of Holder’s services and for other good and valuable consideration which the Board has determined, Customers hereby awards and assigns to the Holder, on the Grant
Date, __________shares of Restricted Stock as an in-kind retention bonus award.

Section 1.2 Not a Contract of Employment. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ of Customers or any subsidiary.

ARTICLE II. TERMS OF THE AWARD AND RESTRICTIONS

Section 2.1 Definitions.

“Common Stock” shall mean the Class A common stock of MFAC, $0.0001 par value per share, received by Customers as consideration in the Transaction along with any equity securities paid as dividends or distributions after the consummation of the Transaction with respect to such shares or into which such shares are exchanged or converted after the consummation of the Transaction.

“Disability” shall mean the inability of the Holder to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. The Holder shall also be treated as having a
“Disability” if Holder is, by reason of a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of Customers or an affiliate.

“Restrictions” shall mean the restrictions on sale or other transfer set forth in Section 3.1, the exposure to forfeiture set forth in Section 2.2 and the vesting set forth in Section 2.3.

“Service” shall mean the Holder’s performance of services to Customers (or any parent, subsidiary or affiliate thereof) in the capacity of an employee, a director, a consultant or an independent advisor.

“Termination of Service without Cause” shall mean a termination of Holder’s Service for reason other than the Holder’s (i) personal dishonesty, fraud, misappropriation, embezzlement or similar conduct against the
Customers or any affiliate, (ii) misconduct or negligence in the performance of his or her duties to Customers or any affiliate, (iii) breach of fiduciary duty to Customers or any affiliate, (iv) failure to satisfactorily perform his or her duties to Customers or any affiliate as directed by the Board of Directors of such entity, or such entity’s chief executive officer or the individual to whom the Holder directly reports, (v) conviction of, or plea of no contest to, any felony or crime involving moral turpitude, (vi) violation of a written policy of Customers or an affiliate applicable to Holder, (vii) breach by Holder of his or her employment, service, noncompetition, nonsolicitation, nondisclosure or other similar contract with Customers or an affiliate, or (viii) disclosure of trade secrets or confidential information of Customers or any affiliate to persons not entitled to receive such information.

Section 2.2 Forfeiture. Any share of Restricted Stock that is not vested pursuant to Section 2.3 upon the termination of the Holder’s Service shall thereupon be forfeited to Customers without payment.

Section 2.3 Vesting and Lapse of Restrictions. Subject to Sections 2.2, 2.4 and 2.6, each share of Restricted Stock shall not be transferable until such share becomes vested pursuant to this Section. The shares shall vest in accordance with the following schedule (the “Vesting Date”):

100% of the shares of Restricted Stock shall vest on the earlier of
(i)     the second anniversary of the Grant Date, provided that Holder continues to provide Service as of such anniversary date;
(ii)    the Holder’s termination of Service without Cause;
(iii)    the Holder’s termination of Service due to the Holder’s death; or
(iv)    the Holder’s termination of Service due to the Holder’s Disability.

Section 2.4 Restricted Account/Stock Legend. Holder acknowledges Customers shall direct the Issuer to issue, or cause to be issued, the Restricted Shares covered by this Agreement in the name of the Holder to be held in an uncertificated restricted account or will issue a stock certificate for the Restricted Shares in the name of the Holder, which certificate will bear the legends set forth below and any additional legend required by applicable securities law or other applicable regulation.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN
VESTING REQUIREMENTS UNDER THE TERMS OF THAT CERTAIN RETENTION BONUS
AGREEMENT BY AND BETWEEN CUSTOMERS BANK ( “CUSTOMERS”) AND THE
REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY
OR INDIRECTLY, VOLUNTARILY OR INVOLUNTARILY, OR BY OPERATION OF LAW,
OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR
OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE
PROVISIONS OF SUCH AGREEMENT. A COPY OF THE AGREEMENT MAY BE OBTAINED
FROM ISSUER.

TO THE EXTENT THAT THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) BY THE ISSUER THEY
MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR
HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE
OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH
OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE
THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN
RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AGREEMENT AND PLAN OF
MERGER DATED AS OF AUGUST 6, 2020, BY AND AMONG MEGALITH FINANCIAL
ACQUISITION CORP., MFAC MERGER SUB INC., BANKMOBILE TECHNOLOGIES, INC.,
CUSTOMERS BANK AND CUSTOMERS BANCORP, INC., AS AMENDED NOVEMBER 2, 2020,
A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.
SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON
TRANSFEREES OF THESE SHARES.

Holder acknowledges that the certificates evidencing the Restricted Stock, whether certificated or uncertificated, shall be held in the custody of Customers, or, at the direction of Customers, the Issuer, in the name of the Holder until the restrictions lapse and that it is a condition to the effectiveness of this Agreement and the award of the
Restricted Stock that Holder deliver to Customers, and/or Issuer, upon request, a form of stock power furnished by
Customers and/or Issuer endorsed in blank.

Section 2.5 Assignment of Certificates for Vested Shares. Upon the vesting of the shares of the Restricted Stock as provided in Section 2.3 and subject to Section 3.3, Customers shall, at the request of Holder, cause certificates to be assigned with respect to such vested shares and delivered to the Holder or his or her legal representative, free from any Restrictions and free from the first legend provided for in Section 2.4; provided, that such shares shall remain subject to applicable securities laws, the Issuer’s employee trading policy, if applicable, and the other restrictions contained in the Merger Agreement.

Section 2.6 Withholding. On the Vesting Date (or, if applicable, as of the time an 83(b) election is made by the
Holder), the Holder must deliver to Customers an amount in cash equal to the amount of any applicable withholding tax obligation.

Section 2.7 Voting Rights. To the extent permitted by law, the Holder shall be entitled to exercise full voting rights with respect to those shares of Restricted Stock that have not yet vested.

Section 2.8 Dividends. The Holder shall be credited with dividend equivalents based on the dividends declared on shares of Common Stock that are subject to this award of Restricted Stock, to be credited as of dividend payment dates, during the period between the Grant Date and the Vesting Date. Any such dividend equivalents shall be converted to cash or property payable to the Holder at the time of vesting of the underlying Restricted Stock by such formula and subject to such limitations as may be determined by the Board in good faith. All dividend equivalent credits shall be automatically forfeited at the time of forfeiture of the underlying Restricted Stock.

ARTICLE III. MISCELLANEOUS

Section 3.1 Restricted Stock Not Transferable. No share of Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by sale, transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) until such time as the share of
Restricted Stock has vested, and any attempted disposition thereof shall be null and void and of no effect; provided further, that each share of Restricted Stock, whether vested or unvested, shall be subject to transfer restrictions under applicable securities laws and Sections 2.4 and 2.6 of this Agreement.

Section 3.2 Conditions to Delivery of Stock Certificates. Neither Customers nor the Issuer shall be required to deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

(a) Approval. The obtaining of any approval or other clearance from any state or federal governmental agency which Customers or the Issuer shall, in its discretion, determine to be necessary or advisable;

(b) Payment. The payment by the Holder to Customers of all amounts required to be withheld, under federal, state and local (or applicable foreign) tax laws, with respect to the issuance and/or the lapse or removal of any of the
Restrictions.

Section 3.3 Physical Custody. Customers shall direct the Secretary of the Issuer or such other representative as designated by Issuer to retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Agreement with respect to the shares evidenced by such certificate expire or shall have been removed; provided, however, that in no event shall the Holder retain physical custody of any certificates representing unvested Restricted Stock assigned to Holder and provided further that the Issuer may determine not to issue certificates, but rather to make a book entry to reflect the issuance of the shares.

Section 3.4 Notices. Any notice required by this Agreement will be deemed provided and delivered to the intended recipient when (i) delivered in person by hand; or (ii) three days after being sent via U.S. certified mail, return receipt requested; or (iii) the day after being sent via overnight courier, in each case provided such notice is properly addressed to the following address and enclosed in a properly sealed envelope or wrapper, and with all postage and similar fees having been paid in advance.

If to Customers:                Customers Bank
701 Reading Avenue
West Reading, PA 19611
Attn: Carla Leibold, CFO
Telephone: (484) 923-8802
Email: cleibold@customersbank.com

If to the Holder:                To the address set forth below Holder’s name on the signature page to this Agreement.

By a notice given pursuant to this Section 3.4, either party may hereafter designate a different address for notices to be given. Any notice which is required to be given to the Holder shall, if the Holder is then deceased, be given to the
Holder’s personal representative if such representative has previously informed Customers of representative’s status and address by written notice under this Section 3.4.

Section 3.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 3.6 Conformity to Securities Laws. The Holder acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of all applicable federal and state (and applicable foreign) laws, rules and regulations, including but not limited to, the Securities Act and the Exchange Act, and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for Customers, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Restricted Stock shall be assigned, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement and the Restricted Stock assigned hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 3.7 Amendment and Successors.
(a) Amendment. This Agreement may be amended without the consent of the Holder provided that such amendment would not impair any rights of the Holder under this Agreement. No amendment of this Agreement shall, without the consent of the Holder, impair any rights of the Holder under this Agreement.
(b) Successors. All obligations of Customers under this Agreement with respect to the award of Restricted
Stock shall be binding on any successor to Customers, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of Customers. This Agreement shall inure to the benefit of the successors and assigns of Customers. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Holder under this Agreement may only be assigned with the prior written consent of Customers.

Section 3.8 Governing Law and Jurisdiction.
(a) Governing Law, Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified
Court for the purpose of any action arising out of or relating to this Agreement brought by any party hereto and
(ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any
Specified Court. Each party agrees that a final judgment in any action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 3.4. Nothing in this Section
3.8 shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(b) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE
FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY
JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN
CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH
PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS
REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE
EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES
THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS
AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS IN THIS SECTION 3.8.

Section 3.9 Section 83(b) Election. If, within 30 days of the Grant Date, a Holder makes an election under
Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to all or any portion of the
Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the
Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to Customers immediately after filing such election with the Internal Revenue Service. The Holder has reviewed with the Holder’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Holder is relying solely on such advisors and not on any statements or representations of Customers or any of its agents.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

CUSTOMERS BANK

By_______________________________________________
Name: Richard A. Ehst
Title: President and Chief Executive Officer

HOLDER

By:
_________________________________________________
Name:

Address of Holder for Notice:
_________________________________________________
_________________________________________________
_________________________________________________
Telephone: ________________________________________
Email: ____________________________________________